Western New England Bancorp, Inc. 8-K

Exhibit 99.2

Local banking is better than ever. INVESTOR PRESENTATION 3RD QUARTER 2025

FORWARD - LOOKING STATEMENTS 2 We may, from time to time, make written or oral “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , including statements contained in our filings with the Securities and Exchange Commission (the “SEC”), our reports to shareholders and in other communications by us . This Investor Presentation contains “forward - looking statements” with respect to the Company’s financial condition, liquidity, results of operations, future performance, and business . Forward - looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” and “potential . ” Examples of forward - looking statements include, but are not limited to, estimates with respect to our financial condition, results of operations and business that are subject to various factors which could cause actual results to differ materially from these estimates . These factors include, but are not limited to :  unpredictable changes in general economic or political conditions, financial markets, fiscal, monetary and regulatory policies, including actual or potential stress in the banking industry ;  unstable political and economic conditions, including changes in tariff policies, which could materially impact credit quality trends and the ability to generate loans and gather deposits ;  inflation and governmental responses to inflation, including recent sustained increases and potential future increases in interest rates that reduce margins ;  the effect on our operations of governmental legislation and regulation, including changes in accounting regulation or standards, the nature and timing of the adoption and effectiveness of new requirements under the Dodd - Frank Wall Street Reform and Consumer Protection Act of 2010 , Basel guidelines, capital requirements and other applicable laws and regulations ;  significant changes in accounting, tax or regulatory practices or requirements ;  new legal obligations or liabilities or unfavorable resolutions of litigation ;  disruptive technologies in payment systems and other services traditionally provided by banks ;  the highly competitive industry and market area in which we operate ;  operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks ;

FORWARD - LOOKING STATEMENTS 3  failure or circumvention of our internal controls or procedures ;  changes in the securities markets which affect investment management revenues ;  increases in Federal Deposit Insurance Corporation deposit insurance premiums and assessments ;  the soundness of other financial services institutions which may adversely affect our credit risk ;  certain of our intangible assets may become impaired in the future ;  the duration and scope of potential pandemics, including the emergence of new variants and the response thereto ;  new lines of business or new products and services, which may subject us to additional risks ;  changes in key management personnel which may adversely impact our operations ;  severe weather, natural disasters, acts of war or terrorism and other external events which could significantly impact our business ; and  other risk factors detailed from time to time in our SEC filings . Although we believe that the expectations reflected in such forward - looking statements are reasonable, actual results may differ materially from the results discussed in these forward - looking statements. You are cautioned not to place undue reliance on the se forward - looking statements, which speak only as of the date hereof. We do not undertake any obligation to republish revised for ward - looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except to the extent required by law.

WHO WE ARE Every day, we focus on showing Westfield Bank customers “ what better banking is all about . ” For us, the idea of better banking starts with putting customers first, while adhering to our core values . Our Core Values : • Integrity • Enhance Shareholder Value • Customer Focus • Community Focus Our Core Mission : Our core mission is to help customers succeed in our community, while creating and increasing shareholder value . The Company’s mission drives the outcome we envision for Western New England Bancorp . 4 70 Center Street, Chicopee, MA.

SENIOR MANAGEMENT TEAM James C . Hagan, President & Chief Executive Officer Guida R . Sajdak, Executive Vice President, Chief Financial Officer & Treasurer Allen J . Miles III, Executive Vice President & Chief Lending Officer Kevin C . O’Connor, Executive Vice President & Chief Operating Officer John E . Bonini , Senior Vice President & General Counsel Filipe Goncalves, Senior Vice President & Chief Credit Officer Darlene Libiszewski , Senior Vice President & Chief Information Officer Christine Phillips , Senior Vice President, Chief Human Resources Officer Leo R . Sagan, Jr . , Senior Vice President & Chief Risk Officer 5

3Q2025 QUARTERLY EARNINGS 6 3Q2024 4Q2024 (2) 1Q2025 2Q2025 (1) 3Q2025 ($ in thousands, except EPS) $ 14,728 $ 15,273 $ 15,534 $ 17,642 $ 18,092 Net interest income 941 (762) 142 (615) 1,293 Provision for (reversal of) credit losses 3,141 3,254 2,759 3,411 3,173 Non - interest income 14,406 14,926 15,184 15,656 15,778 Non - interest expense 2,522 4,363 2,967 6,012 4,194 Income before taxes 618 1,075 664 1,422 1,027 Income tax expense $ 1,904 $ 3,288 $ 2,303 $ 4,590 $ 3,167 Net income $ 0.09 $ 0.16 $ 0.11 $ 0.23 $ 0.16 Diluted earnings per share (EPS) 0.29% 0.49% 0.35% 0.69% 0.46% Return on average assets (ROA) 3.19% 5.48% 3.94% 7.76% 5.20% Return on average equity (ROE) 2.40% 2.41% 2.49% 2.80% 2.81% Net interest margin 2.42% 2.43% 2.51% 2.82% 2.83% Net interest margin, tax - equivalent basis (1) Non - interest income includes a $243,000 gain on non - marketable equity investments. (2) Non - interest income includes a $300,000 gain on non - marketable equity investments.

NET INTEREST INCOME AND NET INTEREST MARGIN 7 $14.7 $15.3 $15.5 $17.6 $18.1 2.40% 2.41% 2.49% 2.80% 2.81% 2.00% 2.10% 2.20% 2.30% 2.40% 2.50% 2.60% 2.70% 2.80% 2.90% 3Q2024 4Q2024 1Q2025 2Q2025 3Q2025 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 Net interest income ($) Net interest margin (%) ($ in millions) (1) See slides 32 - 34 for the related net interest margin excluding prepayment penalties and a reconciliation of GAAP to non - GAAP financial measures. HIGHLIGHTS • On a sequential quarter basis, net interest income, our primary driver of revenues, increased $ 450 , 000 , or 2 . 6% , from $ 17 . 6 million for the three months ended June 30 , 2025 to $ 18 . 1 million for the three months ended September 30 , 2025 . The net interest margin increased one basis point from 2 . 80 % for the three months ended June 30 , 2025 to 2 . 81 % for the three months ended September 30 , 2025 . • During the three months ended June 30 , 2025 and the three months ended September 30 , 2025 , the Company recognized $ 425 , 000 and $ 34 , 000 in prepayment penalties and fees (“prepayment penalties”), respectively, related to commercial real estate payoffs . Adjusted net interest income (net interest income, excluding prepayment penalties), a non - GAAP financial measure, increased $ 841 , 000 , or 4 . 9% , and the net interest margin excluding prepayment penalties, a non - GAAP financial measure, increased eight basis points from 2 . 73 % to 2 . 81 % for the three months ended September 30 , 2025 . (1)

TOTAL LOANS 8 Residential Real Estate 33% Home Equity Lines and Loans 6% CRE - Owner Occupied 10% CRE - Non - Owner Occupied 41% C&I 10% Total Loans $2.1 Billion HIGHLIGHTS • Total loans increased $ 60 . 8 million, or 2 . 9% , from December 31 , 2024 to September 30 , 2025 ; • Commercial and industrial loans (“C&I”) increased $ 7 . 3 million, or 3 . 4% ; • Commercial real estate loans (“CRE”) increased $ 2 . 4 million, or 0 . 2% ; • Residential real estate loans, including home equity loans, increased $ 52 . 3 million, or 6 . 7% ; • Consumer loans decreased $ 1 . 2 million, or 26 . 5% ; • Loan Mix : 61 % Commercial and 39 % Retail/Consumer ; • CRE non - owner occupied as a % of Tier 1 Bank Capital was 319 . 8 % at September 30 , 2025 ; • Fixed rate ( 56% ) ; Adjustable ( 29% ) ; and Floating ( 15% ) . Yield on New Originations (2) Portfolio Rate as of September 30, 2025 Line of Business 6.58% 4.92% Commercial Real Estate 7.29% 6.23% Commercial and Industrial 6.36% 4.83% Residential Real Estate ($ in millions) (1) As of September 30, 2025. (2) Yield on new originations for the third quarter of 2025. (1)

TOTAL LOANS 9 $2,039 $2,063 $2,073 $2,081 $2,112 4.93% 4.88% 4.91% 5.08% 5.04% 4.75% 4.80% 4.85% 4.90% 4.95% 5.00% 5.05% 5.10% 3Q2024 4Q2024 1Q2025 2Q2025 3Q2025 $2,000 $2,025 $2,050 $2,075 $2,100 $2,125 AVERAGE LOANS OUTSTANDING Average Loans Outstanding Average Loan Yield, Tax-Equivalent Basis ($ in millions) (1) Represents total loans for the periods noted. (2) See slides 32 - 34 for the related tax - equivalent loan yield excluding prepayment penalties calculation and a reconciliation of GA AP to non - GAAP financial measures. $2,046 $2,067 $2,077 $2,090 $2,128 3Q2024 4Q2024 1Q2025 2Q2025 3Q2025 $2,000 $2,025 $2,050 $2,075 $2,100 $2,125 $2,150 PERIOD - END LOANS OUTSTANDING (1) During the three months ended June 30, 2025 and the three months ended September 30, 2025, the Company recognized $425,000 and $34,000 in prepayment penalties. The average loan yield, on a tax - equivalent basis, decreased four basis points from 5.08% f or the three months ended June 30, 2025 to 5.04% for the three months ended September 30, 2205. The tax - equivalent loan yield, excludin g prepayment penalties, a non - GAAP financial measure, increased four basis points from 4.99% to 5.03% during the same period. (2)

COMMERCIAL AND INDUSTRIAL LOANS 10 $210 $212 $216 $235 $219 3Q2024 4Q2024 1Q2025 2Q2025 3Q2025 $195 $200 $205 $210 $215 $220 $225 $230 $235 $240 Total commercial and industrial (“C&I”) loans increased $ 7 . 3 million, or 3 . 4% , to $ 219 . 0 million at September 30 , 2025 , from $ 211 . 7 million at December 31 , 2024 . C&I loans decreased $ 15 . 6 million, or 6 . 6% , from $ 234 . 5 million at June 30 , 2025 to $ 219 . 0 million at September 30 , 2025 . The decrease in C&I loans was primarily due to lower line of credit utilization during the period . Line of credit usage decreased from 26 . 1 % at June 30 , 2025 to 23 . 2 % at September 30 , 2025 . ($ in millions)

COMMERCIAL & INDUSTRIAL PORTFOLIO (1) 11 (1) % of total loans as of September 30, 2025. Other , 2.8% Manufacturing , 2.7% Merchant Wholesalers , 1.5% Educational Services , 1.0% Construction Sand and Gravel Mining , 0.8% Specialty Trade Contractors , 0.5% Healthcare , 0.4% Heavy and Civil Engineering Construction , 0.5% Hotels , 0.1%

COMMERCIAL REAL ESTATE LOANS 12 $1,083 $1,076 $1,073 $1,046 $1,078 3Q2024 4Q2024 1Q2025 2Q2025 3Q2025 $1,000 $1,010 $1,020 $1,030 $1,040 $1,050 $1,060 $1,070 $1,080 $1,090 $1,100 At September 30 , 2025 , total commercial real estate (“CRE”) loans increased $ 2 . 4 million, or 0 . 2% , to $ 1 . 1 billion from December 31 , 2024 . Total CRE loans increased $ 31 . 9 million, or 3 . 0% , from $ 1 . 0 billion at June 30 , 2025 to $ 1 . 1 billion at September 30 , 2025 . ($ in millions)

COMMERCIAL REAL ESTATE LOANS (CRE) (1) 13 ($ in thousands) (1) As of September 30, 2025. (2) The total RBC ratio is based on Westfield Bank’s capital and due to loan classifications, the percentage of total RBC ma y d iffer from the Call Report. At September 30 , 2025 , the commercial real estate portfolio totaled $ 1 . 1 billion and represented 50 . 7 % of total loans . Of the $ 1 . 1 billion, $ 877 . 9 million, or 81 . 4% , were categorized as non - owner occupied commercial real estate and $ 200 . 2 million, or 18 . 6% , were categorized as owner occupied commercial real estate . % of Total Bank Risk - Based Capital (RBC) (2) % of Total Loans % of CRE Portfolio Total Owner Occupied Non - Owner Occupied Property Type 72.5% 9.3% 18.5% $ 198,966 $ 22,178 $ 176,788 Office 61.8% 8.0% 15.7% 169,628 47,124 122,504 Industrial 57.8% 7.5% 14.7% 158,669 - 158,669 Apartment 42.3% 5.5% 10.8% 116,113 5,913 110,200 Retail 28.6% 3.7% 7.3% 78,498 5,406 73,092 Mixed Use 31.3% 4.0% 8.0% 86,012 47,261 38,751 Other 15.3% 2.0% 3.9% 41,975 - 41,975 Hotel/Hospitality 12.7% 1.6% 3.2% 34,918 34,918 - Automotive Sales 16.9% 2.2% 4.3% 46,307 68 46,239 Self Storage 12.1% 1.6% 3.1% 33,342 9,612 23,730 Warehouse 12.7% 1.6% 3.2% 34,924 6,329 28,595 Shopping Center 11.4% 1.5% 2.9% 31,243 6,265 24,978 Adult Care/Assisted Living 9.4% 1.2% 2.4% 25,818 15,155 10,663 School/Higher Education 7.9% 1.0% 2.0% 21,687 - 21,687 Student Housing 392.7% 50.7% 100.0% $ 1,078,100 $ 200,229 $ 877,871 Total commercial real estate loans 392.7% 72.9% 319.8% % of Total Bank Risk - Based Capital 18.6% 81.4% % of Total CRE Loans

COMMERCIAL REAL ESTATE – NON - OWNER OCCUPIED (1) 14 At September 30 , 2025 , the non - owner occupied CRE portfolio totaled $ 877 . 9 million, or 319 . 8 % of total RBC . Of the $ 877 . 9 million, $ 453 . 9 million, or 51 . 7 % of non - owner occupied CRE, was concentrated in Massachusetts and $ 278 . 5 million, or 31 . 7 % of non - owner occupied CRE, was concentrated in Connecticut . At September 30 , 2025 , the office portfolio represented the largest concentration of non - owner occupied CRE at 64 . 4 % of total RBC with a weighted average LTV of 61 . 9% . The apartment portfolio represented 57 . 8 % of total RBC with a weighted average LTV of 53 . 4% . ($ in thousands) (1) As of September 30, 2025. (2) The total RBC ratio is based on Westfield Bank’s capital and due to loan classifications, the percentage of total RBC may dif fer from the Call Report. (3) Weighted average LTV is based on the original appraisal and the current loan balance. Weighted Average Loan to Value (LTV) (3) % of Total RBC (2) Total Other ME RI NH CT MA Property Type 61.9% 64.4% 176,788 - 11,256 - 39,393 61,577 64,562 Office 53.4% 57.8% 158,669 - - 24,513 - 43,831 90,325 Apartment 58.0% 44.6% 122,504 4,473 - 11,240 - 35,116 71,675 Industrial 51.5% 40.1% 110,200 - 11,220 6,108 13,465 25,737 53,670 Retail 56.2% 26.6% 73,092 4,659 - 12,873 - 20,603 34,957 Mixed Use 55.6% 16.8% 46,239 - - - 774 9,180 36,285 Self Storage 51.6% 15.3% 41,975 - - - - 21,716 20,259 Hotel/Hospitality 56.5% 14.2% 38,751 - 120 - 685 5,217 32,729 Other 48.4% 10.4% 28,595 - - - - 19,231 9,364 Shopping Center 41.7% 8.7% 23,730 1,661 - - - 4,924 17,145 Warehouse 63.3% 9.1% 24,978 - - - - 16,356 8,622 Adult Care/Assisted Living 61.1% 7.9% 21,687 343 - 2,660 15,033 3,651 Student Housing 43.7% 3.9% 10,663 - - - - - 10,663 School/Higher Education 56.1% 319.8% $877,871 $ 11,136 $ 22,596 $54,734 $ 56,977 $ 278,521 $453,907 Total non - owner occupied commercial real estate

COMMERCIAL REAL ESTATE – OFFICE BUILDINGS (1) 15 ($ in thousands) (1) As of September 30, 2025. (2) The total RBC ratio is based on Westfield Bank’s capital and due to loan classifications, the percentage of total RBC may dif fer from the Call Report. % of Total Bank RBC (2) % of Office Portfolio Total Owner Occupied Non - Owner Occupied By Collateral Type 43.6% 60.2% $ 119,638 $ 10,142 $ 109,496 Office/Medical 4.5% 6.1% 12,225 8,619 3,606 Office/Professional Metro 14.3% 19.8% 39,366 3,201 36,166 Office/Professional Suburban 10.1% 13.9% 27,737 216 27,520 Office/Professional Urban 72.5% 100.0% $ 198,966 $ 22,178 $ 176,788 Total Office Portfolio 8.1% 64.4% Percent of RBC % of Total Bank RBC (2) % of Office Portfolio Total Owner Occupied Non - Owner Occupied By State 30.7% 42.4% $ 84,303 $ 19,741 $ 64,562 Massachusetts 23.3% 32.2% 64,014 2,437 61,577 Connecticut 14.4% 19.8% 39,393 - 39,393 New Hampshire 4.1% 5.6% 11,256 - 11,256 Other 72.5% 100.0% $ 198,966 $ 22,178 $ 176,788 Total Office Portfolio % of Total Bank RBC (2) % of Office Portfolio Total Owner Occupied Non - Owner Occupied By Risk Rating 69.5% 95.9% $ 190,757 $ 21,891 $ 168,866 Pass - % - 73 - 73 Special Mention 3.0% 4.1% 8,136 287 7,849 Substandard 72.5% 100.0% $ 198,966 $ 22,178 $ 176,788 Total Office Portfolio • As of September 30 , 2025 , the office portfolio totaled $ 199 . 0 million, or 72 . 5 % of RBC, and represented 18 . 5 % of total CRE loans . • Non - owner occupied office totaled $ 176 . 8 million, or 64 . 4 % of total RBC, and owner - occupied office totaled $ 22 . 2 million, or 8 . 1 % of total RBC . • Office exposure is concentrated in medical - office, totaling $ 119 . 6 million, or 60 . 2% , of the total office portfolio . • Of the $ 199 . 0 million in total office, 42 . 4 % is concentrated in Massachusetts and 32 . 2 % is concentrated in Connecticut . The Company does not have any exposure in greater Boston or New York . • Of the $ 199 . 0 million in total office, 95 . 9 % of the office portfolio is in the pass - rated category .

RESIDENTIAL REAL ESTATE LOANS (1) 16 $749 $776 $784 $805 $828 3Q2024 4Q2024 1Q2025 2Q2025 3Q2025 $700 $720 $740 $760 $780 $800 $820 $840 At September 30 , 2025 , residential real estate loans, including home equity loans, increased $ 52 . 3 million, or 6 . 7% , from $ 775 . 7 million at December 31 , 2024 to $ 828 . 0 million . Residential real estate loans increased $ 22 . 6 million, or 2 . 8% , from $ 805 . 4 million at June 30 , 2025 to $ 828 . 0 million at September 30 , 2025 . At September 30 , 2025 , the Company serviced $ 80 . 0 million in loans sold to the secondary market, with servicing retained, which are not included on the Company’s balance sheet under residential real estate loans . ($ in millions) (1) Residential real estate loans includes home equity loans.

INVESTMENT PORTFOLIO 17 The held - to - maturity (“HTM”) and available - for - sale (“AFS”) securities portfolio totaled $ 372 . 7 million and represented 13 . 6 % of total assets at September 30 , 2025 and $ 365 . 7 million, or 13 . 8 % of total assets, at December 31 , 2024 . The HTM unrealized losses, net of tax, were approximately $ 23 . 2 million, or 12 . 0% , of the total HTM amortized cost basis . If the HTM losses, net of tax, were included in capital, the losses would represent 9 . 2 % of Tier 1 capital and negatively impact tangible common equity (“TCE”), a non - GAAP financial measure, by 0 . 8% . The AFS unrealized losses, net of tax, were approximately $ 17 . 8 million, or 8 . 8 % of the total AFS amortized cost basis . As a percentage of Tier 1 capital, the AFS unrealized losses, net of tax, represented 7 . 0 % of Tier 1 capital and negatively impacted TCE, a non - GAAP financial measure, by 0 . 7% . (1) Tier 1 Capital represents Westfield Bank’s Tier 1 Capital as of September 30, 2025. (2) Impact to TCE is net of tax. TCE is a non - GAAP measure. See slides 32 - 34 for the related TCE calculation and a reconciliation o f GAAP to non - GAAP financial measures. The table below displays the investment portfolio as of September 30 , 2025 . Impact to TCE (Non - GAAP) (2) Net of Tax Loss as a % of Tier 1 Capital (1) Net of Tax Loss as a % of Amortized Cost Basis Unrealized Loss, Net of Tax Fair Value % of Investment Portfolio’s Amortized Cost Basis Amortized Cost Basis (Dollars in millions) (0.8%) 9.2% (12.0%) ($23.2) $161.6 48.8% $193.4 HTM (0.7%) 7.0% (8.8%) ($17.8) $179.2 51.2% $203.1 AFS (1.5%) 16.2% (10.3%) ($41.0) $340.8 100.0% $396.5 Total Investments

TOTAL DEPOSITS 18 ($ in millions) (1) As of September 30, 2025. Time Deposits 29% Money Market 30% Demand (Non - interest bearing) 25% Savings 8% Interest - bearing 8% Total Deposits $2.3 Billion HIGHLIGHTS • Average cost of total deposits of 1.77%, decreased 5 basis points from June 30, 2025 to September 30, 2025; • Period end deposits increased $87.2 million, or 3.9%, from December 31, 2024, driven by an increase in core deposits; • Core deposits increased $97.4 million, or 6.3%, from December 31, 2024 to September 30, 2025; • Non - interest bearing deposits were 25.1% of total deposits at September 30, 2025; • No brokered deposits at September 30, 2025; • Loan to deposit ratio was 90.7% at September 30, 2025. Average Cost of Interest - Bearing Deposits Average Cost of Deposits 2.14% Money market 0.09% Savings 1.12% Interest - bearing checking 3.51% Time Deposits 1.77% Total average cost of deposits

TOTAL DEPOSITS 19 $1,524 $1,559 $1,629 $1,640 $1,657 3Q2024 4Q2024 1Q2025 2Q2025 3Q2025 $1,450 $1,500 $1,550 $1,600 $1,650 $1,700 PERIOD - END CORE DEPOSITS At September 30 , 2025 , total deposits of $ 2 . 3 billion increased $ 87 . 2 million, or 3 . 9% , from December 31 , 2024 . Core deposits, which the Company defines as all deposits except time deposits, increased $ 97 . 4 million, or 6 . 3% , from $ 1 . 6 billion, or 68 . 9 % of total deposits, at December 31 , 2024 , to $ 1 . 7 billion, or 70 . 5 % of total deposits, at September 30 , 2025 . Time deposits decreased $ 10 . 2 million, or 1 . 5% , from $ 703 . 6 million at December 31 , 2024 to $ 693 . 4 million at September 30 , 2025 . At September 30 , 2025 , the Bank’s uninsured deposits totaled $ 701 . 5 million, or 29 . 9 % of total deposits, compared to $ 643 . 6 million, or 28 . 4 % of total deposits, at December 31 , 2024 . $700 $704 $699 $690 $693 3Q2024 (1) 4Q2024 (1) 1Q2025 (1) 2Q2025 3Q2025 $680 $685 $690 $695 $700 $705 $710 PERIOD - END TIME DEPOSITS ($ in millions) (1) Includes $1.7 million in brokered time deposits.

AVERAGE TOTAL DEPOSITS 20 $1,621 $1,684 $1,732 $1,732 $1,744 $559 $579 $570 $573 $582 2.04% 2.01% 2.00% 1.82% 1.77% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3Q2024 4Q2024 1Q2025 2Q2025 3Q2025 $500 $700 $900 $1,100 $1,300 $1,500 $1,700 $1,900 $2,100 $2,300 $2,500 AVERAGE DEPOSITS AND RATES Interest-bearing deposits Non-interest-bearing deposits Average deposit cost Total average deposits, consisting of interest - bearing and non - interest bearing deposits, increased $ 21 . 3 million, or 0 . 9% , from the three months ended June 30 , 2025 , to $ 2 . 3 billion for the three months ended September 30 , 2025 . The average cost of deposits decreased five basis points, from 1 . 82 % for the three months ended June 30 , 2025 to 1 . 77 % for the three months ended September 30 , 2025 . ($ in millions)

AVERAGE CORE AND TIME DEPOSITS 21 $1,492 $1,562 $1,599 $1,614 $1,633 0.93% 0.98% 1.08% 1.01% 1.04% 0.85% 0.90% 0.95% 1.00% 1.05% 1.10% $1,300 $1,350 $1,400 $1,450 $1,500 $1,550 $1,600 $1,650 $1,700 AVERAGE CORE DEPOSITS AND RATES During the three months ended September 30 , 2025 , average core deposits of $ 1 . 6 billion, including non - interest bearing deposits, increased $ 19 . 1 million, or 1 . 2% , from the three months ended June 30 , 2025 . During the three months ended September 30 , 2025 , average time deposits of $ 692 . 7 million increased $ 2 . 2 million, or 0 . 3% , from the three months ended June 30 , 2025 . The cost of time deposits decreased 18 basis points to 3 . 51% , during the same period . As of September 30 , 2025 , there was $ 242 . 7 million in time deposits scheduled to mature by December 31 , 2025 , with a weighted average rate of 3 . 60% . ($ in millions) $689 $700 $703 $691 $693 4.44% 4.31% 4.11% 3.69% 3.51% 0.25% 0.75% 1.25% 1.75% 2.25% 2.75% 3.25% 3.75% 4.25% 4.75% $500 $600 $700 $800 AVERAGE TIME DEPOSITS AND RATES

LOAN - TO - DEPOSIT RATIO 22 92.1% 91.5% 89.3% 89.8% 90.7% 3Q2024 4Q2024 1Q2025 2Q2025 3Q2025 88% 88% 89% 89% 90% 90% 91% 91% 92% 92% 93% PERIOD - END LOAN - TO - DEPOSIT RATIO 68.5% 68.9% 70.0% 70.4% 70.5% 31.5% 31.1% 30.0% 29.6% 29.5% 3Q2024 4Q2024 1Q2025 2Q2025 3Q2025 0% 10% 20% 30% 40% 50% 60% 70% 80% CORE DEPOSITS AND TIME DEPOSITS AS A % OF TOTAL DEPOSITS Core deposits/Total deposits Time deposits/Total deposits

WHOLESALE FUNDING 23 $152 $123 $122 $122 $121 5.05% 5.04% 5.04% 5.04% 5.03% 4.90% 4.95% 5.00% 5.05% 5.10% 5.15% 5.20% 5.25% 3Q2024 4Q2024 1Q2025 2Q2025 3Q2025 $25 $45 $65 $85 $105 $125 $145 $165 WHOLESALE FUNDING (Includes $20 million in Subordinated Debt) (1) Wholesale Funding Average Cost of Funds The Bank is considered to be well - capitalized as defined by regulators (see slide 29 ) . The Bank’s Tier 1 Leverage Ratio to adjusted average assets was 9 . 30 % at September 30 , 2025 and 9 . 34 % at December 31 , 2024 . In addition, Westfield Bank’s TCE Ratio (2) , a non - GAAP financial measure, exceeds the Federal Home Loan Bank of Boston (“FHLB”) requirements to continue to utilize the FHLB as a funding source . At September 30 , 2025 , total borrowings decreased $ 2 . 4 million, or 1 . 9% , from $ 123 . 1 million at December 31 , 2024 to $ 120 . 7 million . At September 30 , 2025 , short - term borrowings decreased $ 2 . 4 million, or 44 . 7% , to $ 3 . 0 million, compared to $ 5 . 4 million at December 31 , 2024 . Long - term borrowings were $ 98 . 0 million at September 30 , 2025 and December 31 , 2024 . At September 30 , 2025 and December 31 , 2024 , borrowings also consisted of $ 19 . 8 million in fixed - to - floating rate subordinated notes . (1) ($ in millions) (2) TCE is a non - GAAP measure. See slides 32 - 34 for the related TCE calculation and a reconciliation of GAAP to non - GAAP financial measures.

24 The Company’s liquidity position remains strong with solid core deposit relationships, cash, unencumbered securities and access to diversified borrowing sources . At September 30 , 2025 , the Company had available borrowing capacity with the FHLB of $ 468 . 7 million, including its overnight Ideal Way Line of Credit . In addition, at September 30 , 2025 , the Company had available borrowing capacity of $ 365 . 2 million from the Federal Reserve Discount Window, with no outstanding borrowings . At September 30 , 2025 , the Company also had available borrowing capacity of $ 25 . 0 million from two unsecured credit lines with correspondent banks, with no outstanding borrowings . At September 30 , 2025 , the Company had $ 1 . 1 billion in immediately available liquidity, compared to $ 701 . 5 million in uninsured deposits, or 29 . 9 % of total deposits, representing a coverage ratio of 159% . Lastly, the Company has access to the brokered deposit market with approval from the Board of Directors to purchase brokered deposits in an amount not to exceed 10 % of total assets . LIQUIDITY Net Available Amount in Use at September 30, 2025 Total Available ($ in millions) Internal Sources: $82.9 - $82.9 Cash and cash equivalents $174.6 - $174.6 Unpledged securities $1.4 - $1.4 Excess pledged securities External Sources: $468.7 $141.3 $610.0 FHLB $365.2 - $365.2 FRB Discount Window Other Unsecured: $25.0 - $25.0 Correspondent banks $1,117.8 $141.3 $1,259.1 Total Liquidity $701.5 Uninsured deposits 159% Liquidity/Total

________ Source: SNL Financial as of June 30, 2025 Note: Total number of Westfield Bank branches shown includes the Big E seasonal branch and online deposit channel. Three Wes tfi eld branches are located in Hampshire County, MA and four Westfield branches are located in Hartford County, CT outside of Springfield MSA. DEPOSIT MARKET SHARE IN HAMPDEN COUNTY, MA AS OF JUNE 30, 2025 25 Total Deposit Rank 2025 Parent Company Name Deposits in Market ($000) Market Share # of Branches 1 PeoplesBank 2,418,846 17.13% 11 1,762,519 13.1% 20 3 Westfield Bank 1,912,916 13.54% 20 2 TD Bank 2,266,902 16.05% 14 4 Bank of America 1,572,220 11.13% 8 5 Berkshire Bank 1,151,420 8.15% 11 6 M&T Bank 1,060,594 7.51% 14 7 KeyBank 1,010,477 7.15% 7 8 Citizens Bank 632,427 4.48% 10 9 Monson Savings Bank 599,110 4.24% 4 10 Country Bank 565,595 4.00% 4 11 New Valley Bank & Trust 277,552 1.97% 3

ASSET QUALITY INDICATORS 26 3Q2025 2Q2025 1Q2025 4Q2024 3Q2024 $4.5M $3.9M $4.5M $5.0M $4.3M Total delinquent loans 0.21% 0.18% 0.22% 0.24% 0.21% Delinquent loans as a % of total loans $5.6M $5.8M $6.0M $5.4M $4.9M Nonaccrual loans 0.27% 0.27% 0.29% 0.26% 0.24% Nonaccrual loans as a % of total loans 0.21% 0.21% 0.22% 0.20% 0.18% Nonaccrual loans as a % of total assets 0.96% 0.94% 0.95% 0.94% 0.97% Allowance for credit losses % of total loans 364% 343% 327% 363% 410% Allowance for credit losses % of NPL $43K ($585K) $29K ($128K) $98K Net charge - offs (recoveries) 0.00% (0.03%) 0.00% (0.01%) 0.00% Net charge - offs (recoveries) as a % average loans At September 30 , 2025 , total delinquent loans totaled $ 4 . 5 million, or 0 . 21 % of total loans, compared to $ 5 . 0 million, or 0 . 24 % of total loans, at December 31 , 2024 . Of the $ 4 . 5 million in delinquent loans, $ 4 . 4 million, or 95 . 8% , represent residential real estate loans, which includes home equity loans . Of the $ 4 . 4 million in delinquent residential real estate loans, $ 1 . 4 million, or 32 . 7% , are 90 days or greater past due .

ASSET QUALITY 27 Management continues to remain attentive to any signs of deterioration in borrowers’ financial conditions and is proactive in taking the appropriate steps to mitigate risk . The allowance for credit losses as a percentage of total loans was 0 . 96 % at September 30 , 2025 and 0 . 94 % at December 31 , 2024 . At September 30 , 2025 , the allowance for credit losses as a percentage of nonaccrual loans was 363 . 6% , compared to 362 . 9 % at December 31 , 2024 . December 31, 2024 September 30, 2025 ACL/ Total Loan Segment Loans Outstanding (1) Allowance for Credit Losses (ACL) (1) ACL/ Total Loan Segment Loans Outstanding (1) Allowance for Credit Losses (ACL) (1) 1.17% $ 211,656 $ 2,477 1.05% $ 218,951 $ 2,298 Commercial and industrial 1.27% 1,075,732 13,677 1.30% 1,078,100 13,991 Commercial real estate 0.41% 775,659 3,156 0.49% 827,976 4,091 Residential (2) 4.99% 4,391 219 5.02% 3,226 162 Consumer - - - - - - Unallocated 0.94% $ 2,067,438 $ 19,529 0.96% $ 2,128,253 $ 20,542 Total Loans (1) ( $ in thousands) (2) Includes home equity loans and home equity lines of credit .

ASSET QUALITY 28 3Q2025 2Q2025 1Q2025 4Q2024 3Q2024 ($ in millions) $13.0 $1.5 $10.7 $11.4 $21.3 Special Mention 0.6% 0.1% 0.5% 0.6% 1.0% % of Total Loans $27.0 $24.6 $25.6 $27.0 $21.9 Substandard 1.3% 1.2% 1.2% 1.3% 1.1% % of Total Loans $40.0 $26.1 $36.3 $38.4 $43.2 Total Classified Loans 1.9% 1.2% 1.7% 1.9% 2.1% % of Total Loans At September 30 , 2025 , total classified loans, defined as special mention and substandard loans, totaled $ 40 . 0 million, or 1 . 9 % of total loans, representing an increase of $ 1 . 6 million, or 4 . 2% , from December 31 , 2024 .

CAPITAL MANAGEMENT 29 We are well - capitalized with excess capital. December 31, 2024 September 30, 2025 Consolidated 9.14% 9.11% Tier 1 Leverage Ratio (to Adjusted Average Assets) 12.37% 12.26% Common Equity Tier 1 Capital (to Risk Weighted Assets) 12.37% 12.26% Tier 1 Capital (to Risk Weighted Assets) 14.38% 14.30% Total Capital (to Risk Weighted Assets) At September 30 , 2025 , the Bank’s Tier 1 Leverage Ratio was 9 . 30% . The Bank’s TCE ratio(1), a non - GAAP financial measure, was 8 . 64 % at September 30 , 2025 . At September 30 , 2025 , available - for - sale unrealized losses of $ 17 . 8 million, net of tax, negatively impacted the TCE ratio by 0 . 7% . If the held - to - maturity unrealized losses of $ 23 . 2 million, net of tax, were factored in, the TCE ratio would decrease to 7 . 79% . Well Capitalized December 31, 2024 September 30, 2025 Westfield Bank 5.0% 9.34% 9.30% Tier 1 Leverage Ratio (to Adjusted Average Assets) 6.5% 12.64% 12.52% Common Equity Tier 1 Capital (to Risk Weighted Assets) 8.0% 12.64% 12.52% Tier 1 Capital (to Risk Weighted Assets) 10.0% 13.65% 13.58% Total Capital (to Risk Weighted Assets) (1) TCE is a non - GAAP measure. See slides 32 - 34 for the related TCE calculation and a reconciliation of GAAP to non - GAAP financial measures. x From a regulatory standpoint, we are well - capitalized with excess capital . x We take a prudent approach to capital management .

CAPITAL RETURN TO SHAREHOLDERS 30 # of Shares Year 2,758,051 2021 720,975 2022 649,744 2023 934,282 2024 206,709 1Q - 2025 290,609 2Q - 2025 2,535 3Q - 2025 Annual Dividends per Share Year $0.20 2021 $0.24 2022 $0.28 2023 $0.28 2024 $0.07 1Q - 2025 $0.07 2Q - 2025 $0.07 3Q - 2025 SHARE REPURCHASES DIVIDENDS PAID ON COMMON STOCK On April 22 , 2025 , the Board of Directors authorized the 2025 Plan, pursuant to which the Company may repurchase up to 1 . 0 million shares of its common stock, or approximately 4 . 8% , of the Company’s then - outstanding shares of common stock, upon the completion of the 2024 Repurchase Plan (“ 2024 Plan”) . On June 3 , 2025 , the Company announced the completion of its 2024 Plan under which the Company repurchased a total of 1 . 0 million shares at an average price per share of $ 8 . 79 . During the nine months ended September 30 , 2025 , the Company repurchased 499 , 853 shares of its common stock at an average price per share of $ 9 . 31 . As of September 30 , 2025 , there were 972 , 465 shares of common stock available for repurchase under the 2025 Plan .

CAPITAL MANAGEMENT 31 $11.40 $11.30 $11.44 $11.68 $11.89 $10.73 $10.63 $10.78 $11.01 $11.22 BOOK VALUE PER SHARE TANGIBLE BOOK VALUE PER SHARE (non - GAAP ) (1) Book Value Tangible Book Value (non-GAAP) The Company’s book value per share was $11.89 at September 30, 2025, compared to $11.30 at December 31, 2024, while tangible book value per share, a non - GAAP financial measure, increased $0.59, or 5.6%, from $10.63 at December 31, 2024 to $11.22 at September 30, 2025. (1) Tangible book value is a non - GAAP measure. See slides 32 - 34 for the related tangible book value calculation and a reconcili ation of GAAP to non - GAAP financial measures.

APPENDIX: NON - GAAP TO GAAP RECONCILIATION 32 Reconciliation of Non - GAAP to GAAP Financial Measures The Company believes that certain non - GAAP financial measures provide information to investors that is useful in understanding its results of operations and financial condition. Because not all companies use the same calculation, this presentation may not be comparable to other simil arly titled measures calculated by other companies. A reconciliation of these non - GAAP financial measures is provided below. 9/30/2025 6/30/2025 3/31/2025 12/31/2024 9/30/2024 Loan interest (no tax adjustment) 26,690$ 26,214$ 24,984$ 25,183$ 25,134$ Tax-equivalent adjustment 120 121 121 128 119 Loan interest (tax-equivalent basis) 26,810$ 26,335$ 25,105$ 25,311$ 25,253$ Loan interest (tax-equivalent basis) 26,810$ 26,335$ 25,105$ 25,311$ 25,253$ Less: Prepayment penalties 34 425 - - - Adjusted loan income, excluding prepayment penalties (tax- equivalent basis) (non-GAAP) 26,776$ 25,910$ 25,105$ 25,311$ 25,253$ Average loans 2,112,394$ 2,081,319$ 2,073,486$ 2,062,822$ 2,038,593$ Average loan yield (no tax adjustment) 5.01% 5.05% 4.89% 4.86% 4.90% Average loan yield (no tax adjustment), excluding prepayment penalties (non-GAAP) 5.01% 4.97% 4.89% 4.86% 4.90% Average loan yield (tax-equivalent basis) 5.04% 5.08% 4.91% 4.88% 4.93% Average loan yield (tax equivalent basis), excluding prepayment penalties (non-GAAP) 5.03% 4.99% 4.91% 4.88% 4.93% For the quarter ended (Dollars in thousands)

APPENDIX: NON - GAAP TO GAAP RECONCILIATION 33 9/30/2025 6/30/2025 3/31/2025 12/31/2024 9/30/2024 Net interest income (no tax adjustment) 18,092$ 17,642$ 15,534$ 15,273$ 14,728$ Tax equivalent adjustment 120 121 121 128 119 Net interest income (tax-equivalent basis) 18,212$ 17,763$ 15,655$ 15,401$ 14,847$ Net interest income (no tax adjustment) 18,092$ 17,642$ 15,534$ 15,273$ 14,728$ Less: Prepayment penalties 34 425 - - - Income from fair value hedge - - - 74 434 Adjusted net interest income (non-GAAP) 18,058$ 17,217$ 15,534$ 15,199$ 14,294$ Average interest-earning assets 2,553,849$ 2,530,077$ 2,529,715$ 2,517,017$ 2,441,236$ Net interest margin (no tax adjustment) 2.81% 2.80% 2.49% 2.41% 2.40% Net interest margin (tax-equivalent) 2.83% 2.82% 2.51% 2.43% 2.42% Adjusted net interest margin, excluding prepayment penalties and income from fair value hedge (no tax adjustment) (non-GAAP) 2.81% 2.73% 2.49% 2.40% 2.33% Book Value per Share (GAAP) 11.89$ 11.68$ 11.44$ 11.30$ 11.40$ Non-GAAP adjustments: Goodwill (0.61) (0.61) (0.60) (0.60) (0.59) Core deposit intangible (0.06) (0.06) (0.06) (0.07) (0.08) Tangible Book Value per Share (non-GAAP) 11.22$ 11.01$ 10.78$ 10.63$ 10.73$ For the quarter ended (Dollars in thousands)

APPENDIX: NON - GAAP TO GAAP RECONCILIATION 34 9/30/2025 6/30/2025 3/31/2025 12/31/2024 9/30/2024 Total Bank Equity (GAAP) 248,575$ 244,460$ 242,981$ 240,994$ 245,786$ Non-GAAP adjustments: Goodwill (12,487) (12,487) (12,487) (12,487) (12,487) Core deposit intangible net of associated deferred (831) (899) (966) (1,033) (1,101) Tangible Capital (non-GAAP) 235,257$ 231,074$ 229,528$ 227,474$ 232,198$ Tangible Capital (non-GAAP) 235,257$ 231,074$ 229,528$ 227,474$ 232,198$ Unrealized losses on HTM securities net of tax (23,154) (25,702) (25,698) (28,346) (22,083) Adjusted Tangible Capital For Impact of Unrealized Losses on HTM Securities Net of Tax (non-GAAP) 212,103$ 205,372$ 203,830$ 199,128$ 210,115$ Common Equity Tier (CET) 1 Capital 253,044$ 250,888$ 250,217$ 250,748$ 250,543$ Total Assets for Leverage Ratio (non-GAAP) 2,721,892$ 2,699,710$ 2,701,212$ 2,684,740$ 2,608,171$ Tier 1 Leverage Ratio 9.30% 9.29% 9.26% 9.34% 9.61% Tangible Common Equity (non-GAAP) =Tangible Capital (non-GAAP)/Total Assets for Leverage Ratio (non- GAAP) 8.64% 8.56% 8.50% 8.47% 8.90% Adjusted Tangible Common Equity for HTM Impact (non- GAAP) = Adjusted Tangible Capital For Impact of Unrealized Losses on HTM Securities Net of Tax (non- GAAP)/Total Assets for Leverage Ratio (non-GAAP) 7.79% 7.61% 7.55% 7.42% 8.06% For the quarter ended (Dollars in thousands)

WESTFIELD BANK “WHAT BETTER BANKING’S ALL ABOUT” James C. Hagan , President and Chief Executive Officer Guida R. Sajdak , Executive Vice President and Chief Financial Officer Meghan Hibner , First Vice President and Investor Relations Officer 35 141 Elm Street, Westfield, MA